SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 22, 2003
(Date of earliest event reported)

Commission File No.: 333-110283

                    Wells Fargo Asset Securities Corporation
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      Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets prepared
                                                by Goldman, Sachs & Co. in
                                                connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-17

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


December 22, 2003

                                   By:    /s/ Patrick Greene
                                        ----------------------------------------
                                        Patrick Greene
                                        Senior Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Collateral Term Sheets                E
                        prepared by Goldman, Sachs
                        & Co. in connection with
                        Wells Fargo Asset Securities
                        Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2003-17